Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Awards Close in Time to MNPI Disclosures [Table]
Award Timing MNPI Disclosure	We do not grant equity awards in anticipation of material, nonpublic information or time the release of material, non-public information based on equity award grants, vesting events or sale events. We have not granted new awards of stock options, stock appreciation rights or similar option-like arrangements since 2007 and currently have no plans to do so. During 2024, we did not grant equity awards to our named executive officers during the four business days prior to or one business day following our periodic reports or following the filing or furnishing of a Current Report on Form 8-K that disclosed material nonpublic information. We did not time the disclosure of material nonpublic information for the purpose of affecting the value of long-term incentive grants to our named executive officers in 2024.
MNPI Disclosure Timed for Compensation Value	false